PREMIER CALIFORNIA MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier California Municipal Bond Fund. For its annual reporting period ended January 31, 1996, your Fund earned a total return, including bond price changes, interest income and capital gain distributions, of 14.15% for Class A shares, 13.55% for Class B shares and, from their inception on June 2, 1995, an aggregate actual total return of 5.28% for Class C shares.* Income dividends, exempt from Federal and State of California personal income taxes, of approximately $.665 per share for Class A shares, $.599 per share for Class B shares and $.374 for Class C shares were paid to shareholders.** This is equivalent to a tax-free distribution rate per share of 4.80% for Class A shares, 4.52% for Class B shares and 4.22% for Class C shares.***
THE ECONOMY
    On January 31, the last day of the Fund's reporting period, the Federal Reserve Board once again lowered the Federal Funds rate another quarter of a point to 5.25%. The Federal Funds rate is the rate of interest that the nation's banks charge each other for overnight loans and is a key benchmark for all other short-term interest rates. The Federal Reserve also reduced the Discount Rate, the rate that the Fed charges banks for loans, by a quarter of a point to 5.0%. The reduction in interest rates was a continuation of the easing monetary policy of the Fed, a stance that has prevailed since last July.
    Mounting evidence that economic growth has been slowing, combined with favorable inflation reports, indicate that the threat of recession outweighs near-term worries of a resurgence in price inflation. The Consumer Price Index rose only 2.5% in 1995, the lowest rate in nearly a decade. It also marked the fourth consecutive year that the CPI rose less than 3%. The consumer sector of the economy was of increasing concern to economic policy makers. The consumer sector comprises two-thirds of the nation's economic activity, and retail sales reports in December revealed the worst holiday season since the 1990-91 recession. Personal income growth remains sluggish. The Conference Board, an independent business group, reported that the Board's index of consumer confidence declined sharply in January as consumers worried about Federal budget negotiations and the recent flurry of layoff announcements by major corporations.
    Industrial production is only moderate. Output of the nation's factories crept up 0.1% in December. The annual rate of production slowed to 0.8% in the fourth quarter of 1995, compared with 3.2% for the previous three months. For the full calendar year, output rose 3.2%, little more than half the 5.9% rate in 1994.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. Since last July, the Fed has moved three times to lower interest rates. If more signs of economic weakness emerge, short-term interest rates may continue to be lowered.
MARKET ENVIRONMENT
    Municipal bonds have benefited from a noteworthy bull market for the past year. We believe the outlook remains favorable due to sluggishness in the economy and little inflationary pressure. If these conditions continue, the Federal Reserve Board may have reason to lower rates further which would be positive for the bond market. Recently however, Fed Chairman Alan Greenspan remarked that he believes the economy is growing at an acceptable level. The market has taken this statement to mean that no additional easing is on the horizon, and has reacted by lowering the prices of fixed-income investments. The most positive common element in the various market outlooks for long-term bonds is that inflation continues to be subdued with few notable threats looming.
    The continuing saga of the budget stalemate is an additional concern to market participants and has contributed to the market's volatility. However, if the President and Congress can reach an accord to achieve a balanced budget, it would have strong positive ramifications for the fixed income markets.
THE PORTFOLIO
    During the year we have maintained a long duration in the Fund, which was set early on in response to our perception of a slowing of the economy. Our primary tasks this year focused on protection of principal, liquidity and the distribution of a high level of tax exempt income to our shareholders. As the year progressed, we attempted to move away from a fairly defensive posture to a more aggressive one which emphasized purchasing discount coupon bonds. We believe this was a logical offset to the many higher coupon premium bonds previously held by the Fund.
    Going forward, we expect to continue on this path to strive for a blended balance within the portfolio. With inflation low, a sluggish but resilient economy, and the Federal Reserve Board's outstanding track record to date, we do not envision a dramatic end to the positive environment that has permitted long-term investments to flourish. We therefore will continue to maintain a fully-invested position with strong credit quality.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 15, 1996
New York, NY

* Total return includes the reinvestment of dividends and any capital gains paid, without taking into consideration the initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains may be subject to state and local taxes. Income may be subject to some state and local taxes for non-California residents.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B and Class C shares, adjusted for capital gain distributions. The distribution rate per share for Class C shares is annualized..


PREMIER CALIFORNIA MUNICIPAL BOND FUND                    JANUARY 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER CALIFORNIA MUNICIPAL BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A:
$20,786
Lehman Brothers
Municipal Bond Index*
Dollars
$19,103
Premier California
Municipal Bond Fund
(Class A Shares)
*Source: Lehman Brothers]

AVERAGE ANNUAL TOTAL RETURNS
                              CLASS A SHARES                                              CLASS B SHARES
___________________________________________________________        ___________________________________________________________
                                                                                                          % Return Reflecting
                                          % Return                                                        Applicable Contingent
                                         Reflecting                                     % Return            Deferred Sales
                     % Return Without  Maximum Initial                                  Assuming No          Charge Upon
PERIOD ENDED 1/31/96   Sales Charge      Sales Charge (4.5%)   PERIOD ENDED 1/31/96     Redemption          Redemption*
____________             ________         _________             ____________              ______             __________
1 Year                     14.15%           8.98%              1 Year                     13.55%              10.55%
5 Year                       8.41           7.41               From Inception (1/15/93)    7.19                 6.62
From Inception (11/10/86)    7.80          7.26

ACTUAL AGGREGATE TOTAL RETURNS
                              CLASS C SHARES
___________________________________________________________
                                            % Return Reflecting
                                            Applicable Contingent
                           % Return            Deferred Sales
                          Assuming No          Charge Upon
PERIOD ENDED 1/31/96      Redemption          Redemption**
___________-               ________              _________
From Inception (6/2/95)       5.28%               4.28%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier California Municipal Bond Fund on 11/10/86 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 10/31/86 is used as the beginning value on 11/10/86. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment- grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to California municipal obligations, the Index is not State specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                  JANUARY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-92.6%                                                                  AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA-86.5%
Anaheim Public Financing Authority, Tax Allocation Revenue
    (Redevelopment Project Alpha) 6.45%, 12/28/2018 (Insured; MBIA).........                    $    4,000,000    $ 4,413,280
Antelope Valley Hospital District, Insured COP 7.30%, 1/1/2006..............                         2,400,000      2,576,376
California:
    6.90%, 4/1/2005.........................................................                         2,000,000      2,339,100
    5.25%, 10/1/2011........................................................                         5,250,000      5,221,912
    6.125%, 10/1/2011.......................................................                         2,875,000      3,238,285
    5.25%, 10/1/2018........................................................                         7,200,000      6,976,872
California Department of Water Resources, Revenue
    (Central Valley Project) 4.75%, 12/1/2025...............................                         3,120,000      2,810,184
California Educational Facilities Authority, Revenue, Refunding
    (Saint Mary's College) 5%, 10/1/2012....................................                         4,000,000      3,752,120
California Health Facilities Financing Authority, Revenue
    (Saint Francis Memorial Hospital) 5.875%, 11/1/2023.....................                         4,500,000      4,555,170
California Housing Finance Agency, Home Mortgage Revenue:
    6.70%, 8/1/2025.........................................................                         2,000,000      2,074,040
    7.50%, 8/1/2029.........................................................                         1,135,000      1,188,390
    8%, 8/1/2029............................................................                         525,000          556,852
    7.60%, 8/1/2030.........................................................                         1,605,000      1,703,467
    7.70%, 8/1/2030.........................................................                         1,200,000      1,272,072
California Pollution Control Financing Authority, SWDR (North County
Recycling
    Center) 6.75%, 7/1/2011 (LOC; Union Bank of Switzerland) (a)............                         2,500,000      2,533,700
California Public Works Board, LR:
    (Secretary of State):
      6.75%, 12/1/2012......................................................                         3,475,000      3,805,855
      6.50%, 12/1/2008 (b)..................................................                         1,400,000      1,639,932
    (University of California Projects) 5.50%, 6/1/2014.....................                         8,000,000      8,003,920
California Statewide Communities Development Authority, COP, Revenue,
Refunding
    (Pacific Homes) 5.90%, 4/1/2009.........................................                         4,340,000      4,515,596
Compton, COP, Refunding 7.50%, 8/1/2015 (LOC; Mitsui Trust and Banking) (a).                         2,000,000      2,135,060
Contra Costa County, Water District Revenue 6%, 10/1/2011 (Insured; MBIA) (b)                        1,725,000      1,855,048
Escondido Unified School District, Refunding 5.125%, 9/1/2015 (Insured; FGIC) (c)                    1,500,000      1,470,870
Eureka Public Financing Authority, Tax Allocation Revenue, Refunding
    (Eureka Redevelopment Projects) 6.25%, 11/1/2011 (Insured; CGIC)........                         2,000,000      2,169,260
Fairfield, Water Revenue, Refunding 5.375%, 4/1/2017 (Insured; AMBAC) (c)...                         5,250,000      5,253,675
Fontana Redevelopment Agency, Tax Allocation Revenue
    (North Fontana Redevelopment Project) 7.25%, 9/1/2020...................                         4,250,000      4,607,595
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    Zero Coupon, 1/1/2030...................................................                         40,000,000    4,660,400

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      JANUARY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
Long Beach, Harbor Revenue 5.25%, 5/15/2025 (Insured; MBIA).................                    $    3,000,000    $ 2,876,490
Los Angeles, Wastewater Systems Revenue
    7.10%, 2/1/2021 (Insured; MBIA, Prerefunded 2/1/1999) (d)...............                         2,200,000      2,447,984
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
    5.25%, 7/1/2023 (Insured; AMBAC)........................................                         5,000,000      4,854,800
Los Angeles Harbor Department, Revenue 7.60%, 10/1/2018.....................                         750,000         867,728
Madera County, COP (Valley Children's Hospital):
    6.25%, 3/15/2006 (Insured; MBIA)........................................                         2,250,000      2,508,435
    6.50%, 3/15/2009 (Insured; MBIA)........................................                         3,370,000      3,848,439
Menlo Park Community Development Agency, Tax Allocation, Refunding
    (Las Pulgas Community Development Project) 6.55%, 10/1/2011 (Insured;
    AMBAC)..................................................................                         2,000,000      2,301,000
Monrovia Redevelopment Agency, Tax Allocation, Refunding
    (Central Redevelopment Project) 6.70%, 5/1/2021 (Insured; AMBAC)........                         2,000,000      2,204,640
Mount Shasta, HR, COP (Mercy Medical Center)
    7.25%, 7/1/2019 (Prerefunded 7/1/1999) (d)..............................                         1,855,000      2,088,229
Nevada County, COP (Western Nevada Co. Solid Waste-McCourtney Road Landfill)
    7.50%, 6/1/2021.........................................................                         2,200,000      2,270,840
Northern California Power Agency, Public Power Revenue, Refunding
    (Hydroelectric Project No. 1):
      6.30%, 7/1/2018.......................................................                         6,000,000      6,845,640
      7.15%, 7/1/2024.......................................................                         4,415,000      4,785,507
Orange County, Special Tax (Community Facilities District No. 87):
    7.75%, 8/15/2014........................................................                         2,375,000      2,437,296
    7.80%, 8/15/2015 (Prerefunded 8/15/2000) (d)............................                         2,000,000      2,337,780
Orange Cove, Irrigation District Revenue, COP
    (Rehabilitation Project) 7.25%, 2/1/2012................................                         3,000,000      3,195,870
Pittsburg Public Financing Authority, Wastewater Revenue, Refunding
    5.125%, 6/1/2015 (Insured; FGIC)........................................                         2,700,000      2,628,747
Richmond Joint Powers Financing Authority, Revenue 7.25%, 5/15/2013.........                         1,500,000      1,684,605
Riverside County, SFMR 7.80%, 5/1/2021 (Collateralized; GNMA)...............                         1,250,000      1,612,438
Roseville, Special Tax (Community Facilities District No. 1) 7.70%, 9/1/2020                         2,000,000      2,081,240
Sacramento County, Special Tax (Community Facilities District No. 1):
    8.20%, 12/1/2010........................................................                         2,250,000      2,434,815
    8.25%, 12/1/2020........................................................                         2,000,000      2,163,180
Sacramento Municipal Utility District, Electric Revenue 7.875%, 8/15/2016...                         2,900,000      3,248,899
Sacramento Schools Insurance Authority, Revenue
    (Workers Compensation Program) 5.75%, 6/1/2003..........................                         3,930,000      4,126,028
San Diego County Water Authority, Water Revenue, COP 5.607%, 4/23/2008 (b)..                         4,000,000      4,223,680

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     JANUARY 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
San Diego Public Facilities Financing Authority, Sewer Revenue
    5%, 5/15/2015 (Insured; FGIC)...........................................                    $    3,010,000   $  2,906,787
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue
    Zero Coupon, 1/1/2022...................................................                         15,000,000    2,998,050
San Jose - Santa Clara Water Financing Authority, Sewer Revenue
    5.375%, 11/15/2015 (Insured; FGIC)......................................                         1,125,000      1,124,899
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (e)                         2,000,000      1,200,000
Southern California Rapid Transit District, COP
    (Worker's Compensation Fund) 6%, 7/1/2010...............................                         2,045,000      2,167,168
University of California, Revenue, Refunding (Multiple Purpose Projects):
    5%, 9/1/2014 (Insured; AMBAC)...........................................                         4,000,000      3,879,760
    5%, 9/1/2023 (Insured; AMBAC)...........................................                         8,500,000      8,020,600
Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017........................                         3,000,000      3,191,490
Waterford Public Financing Authority, Revenue 8.20%, 9/15/2020..............                         2,615,000      2,087,764
U.S. RELATED-6.1%
Puerto Rico Commonwealth Highway and Transportation Authority, Revenue
    5.50%, 7/1/2013.........................................................                         7,250,000      7,400,800
Puerto Rico Electric Power Authority, Power Revenue, Refunding 7.125%, 7/1/2014                      2,000,000      2,181,900
Virgin Islands Water and Power Authority, Electric Systems Revenue 7.40%, 7/1/2011                   3,000,000      3,260,550
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $185,744,249)...................                                     $195,823,109
                                                                                                                      =======
SHORT-TERM MUNICIPAL INVESTMENTS-7.4%
CALIFORNIA-6.4%
California Pollution Control Financing Authority, RRR, VRDN:
    (Delano Project) 3.25% (LOC; ABN-Amro Bank) (a,f).......................                   $    4,600,000     $ 4,600,000
    (Ultra Power-Rocklin):
      3.90% (LOC; Bank of America National Trust and Savings Association) (a,f)                      1,200,000      1,200,000
      3.90% (LOC; Bank of America National Trust and Savings Association) (a,f)                      1,800,000      1,800,000
Santa Clara Transportation District, Crossover Revenue, VRDN
    3.75% (LOC; Sumitomo Bank) (a,f)........................................                         5,800,000      5,800,000
U.S. RELATED-1.0%
Puerto Rico Electric Power Authority, Power Revenue 3.24%, 7/1/2023 (g).....                         2,200,000      2,200,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $15,600,000)......................................................                                     $ 15,600,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
    (cost $201,344,249).....................................................                                     $211,423,109
                                                                                                                      =======

PREMIER CALIFORNIA MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Corporation                          Insurance Corporation
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
LR            Lease Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (H)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
_____                             _____                           __________                         ____________
AAA                                Aaa                            AAA                               40.9%
AA                                 Aa                             AA                                 4.5
A                                  A                              A                                 32.5
BBB                                Baa                            BBB                                8.8
D                                  D                              D                                   .6
F1                                 MIG1, VMIG1 & P1               SP1, A1                            6.3
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                      6.4
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Wholly held by the custodian in a segregated account as collateral for when-issued securities.
    (c)  Purchased on a delayed delivery or when-issued basis.
    (d) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (e)  Non-income producing security; interest payments in default.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Inverse floater security - the interest rate is subject to change periodically.
    (h) Fitch currently provides creditworthiness information for a limited number of investments.
    (i) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                      JANUARY 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $201,344,249)-see statement.....................................                                      $211,423,109
    Cash....................................................................                                         1,733,868
    Interest receivable.....................................................                                         2,876,499
    Receivable for shares of Beneficial Interest subscribed.................                                            14,321
    Prepaid expenses........................................................                                             6,790
                                                                                                                       _______
                                                                                                                   216,054,587
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                   $     96,128
    Due to Distributor......................................................                         52,761
    Payable for investment securities purchased.............................                      9,043,987
    Payable for shares of Beneficial Interest redeemed......................                         84,051
    Accrued expenses........................................................                         59,674          9,336,601
                                                                                                     ______            _______
NET ASSETS  ................................................................                                      $206,717,986
                                                                                                                      =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $194,276,770
    Accumulated undistributed net realized gain on investments..............                                         2,362,356
    Accumulated net unrealized appreciation on investments-Note 3...........                                        10,078,860
                                                                                                                       _______
NET ASSETS at value.........................................................                                      $206,717,986
                                                                                                                      =======
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         14,277,414
                                                                                                                      =======
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         1,659,307
                                                                                                                      =======
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                         81
                                                                                                                      =======
NET ASSET VALUE per share:
    Class A Shares
      ($185,187,120 / 14,277,414 shares)....................................                                         $12.97
                                                                                                                      =======
    Class B Shares
      ($21,529,815 / 1,659,307 shares)......................................                                         $12.98
                                                                                                                      =======
    Class C Shares
      ($1,051 / 81 shares)..................................................                                         $12.98
                                                                                                                      =======





See notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                            YEAR ENDED JANUARY 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $12,901,785
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $  1,152,436
      Shareholder servicing costs-Note 2(c).................................                         662,327
      Distribution fees-Note 2(b)...........................................                         102,037
      Professional fees.....................................................                         54,939
      Trustees' fees and expenses-Note 2(d).................................                         35,811
      Custodian fees........................................................                         24,327
      Registration fees.....................................................                         7,191
      Prospectus and shareholders' reports..................................                         3,223
      Miscellaneous.........................................................                         22,278
                                                                                                     ______
          TOTAL EXPENSES....................................................                                         2,064,569
                                                                                                                        ______
          INVESTMENT INCOME-NET.............................................                                         10,837,216
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                        $  6,212,253
    Net unrealized appreciation on investments..............................                         10,659,485
                                                                                                         ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         16,871,738
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $27,708,954
                                                                                                                      =======





See notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED JANUARY 31,
                                                                                            ________________________________
                                                                                             1995                       1996
                                                                                            _______                    _______

OPERATIONS:
    Investment income-net...................................................          $  13,051,960               $ 10,837,216
    Net realized gain on investments........................................              1,759,018                  6,212,253
    Net unrealized appreciation (depreciation) on investments for the year..            (27,102,766)                 10,659,485
                                                                                            _______                     _______
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...            (12,291,788)                 27,708,954
                                                                                            _______                     _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................            (12,067,054)                (9,879,785)
      Class B shares........................................................                 (984,906)                (957,402)
      Class C shares........................................................                        _                      (29)
    Net realized gain on investments:
      Class A shares........................................................              (1,316,480)               (4,193,091)
      Class B shares........................................................                 (128,731)               (474,312)
      Class C shares........................................................                     _                        (23)
                                                                                            _______                     _______
          TOTAL DIVIDENDS...................................................            (14,497,171)               (15,504,642)
                                                                                            _______                     _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................              12,980,330                 7,850,834
      Class B shares........................................................              6,515,990                   2,433,172
      Class C shares........................................................                   _                         1,000
    Dividends reinvested:
      Class A shares........................................................              6,079,502                 6,858,326
      Class B shares........................................................               709,931                   978,162
      Class C shares........................................................                    _                        52
    Cost of shares redeemed:
      Class A shares........................................................            (47,805,009)             (32,515,537)
      Class B shares........................................................              (3,113,197)             (2,012,025)
                                                                                            _______                     _______
          (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS...........................................            (24,632,453)             (16,406,016)
                                                                                            _______                     _______
                TOTAL (DECREASE) IN NET ASSETS..............................            (51,421,412)               (4,201,704)
NET ASSETS:
    Beginning of year.......................................................             262,341,102              210,919,690
                                                                                            _______                     _______
    End of year.............................................................             $210,919,690            $206,717,986
                                                                                            =======                     =======

                                                                              SHARES
                                      ________________________________________________________________________________
                                                     CLASS A                          CLASS B                        CLASS C
                                      _____________________________        _____________________________             _______
                                           YEAR ENDED JANUARY 31,              YEAR ENDED JANUARY 31,              YEAR ENDED
                                      _____________________________        _____________________________
                                                                                                                    JANUARY 31,
CAPITAL SHARE TRANSACTIONS:                 1995            1996             1995            1996                     1996*
                                         _______           _______          ________        _______                ________
    Shares sold.............           1,040,833            611,979          506,103        191,459                      77
    Shares issued for dividends
      reinvested............             489,182            534,099           57,245         76,108                       4
    Shares redeemed.........          (3,847,929)        (2,546,673)        (252,804)      (157,990)                     _
                                         _______           _______          ________        _______                ________
          NET INCREASE (DECREASE)
            IN SHARES
          `OUTSTANDING......          (2,317,914)        (1,400,595)         310,544         109,577                     81
                                         =======           =======          ========        =======                ========
    *From June 2, 1995 (commencement of initial offering) to January 31,
    1996.
See notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          CLASS A SHARES
                                                               ____________________________________________________________
                                                                                          YEAR ENDED JANUARY 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                             1992          1993            1994           1995             1996
                                                            ____          ____            ____            ____            ____
    Net asset value, beginning of year...........          $12.23        $12.58          $12.80          $13.64          $12.24
                                                            ____          ____            ____            ____            ____
    INVESTMENT OPERATIONS:
    Investment income-net........................            .82          .80             .77             .72              .67
    Net realized and unrealized gain (loss)
      on investments.............................            .36          .39             .94             (.80)            1.02
                                                            ____          ____            ____            ____            ____
      TOTAL FROM INVESTMENT OPERATIONS...........            1.18         1.19            1.71            (.08)            1.69
                                                            ____          ____            ____            ____            ____
    DISTRIBUTIONS:
    Dividends from investment income-net.........           (.82)         (.80)           (.77)           (.72)           (.67)
    Dividends from net realized gain on investments         (.01)         (.17)           (.10)           (.60)           (.29)
                                                            ____          ____            ____            ____            ____
      TOTAL DISTRIBUTIONS........................           (.83)         (.97)          (.87)           (1.32)          (.96)
                                                            ____          ____            ____            ____            ____
    Net asset value, end of year.................          $12.58        $12.80          $13.64          $12.24          $12.97
                                                            ====          ====            ====            ====            ====
TOTAL INVESTMENT RETURN*.........................          10.02%         9.78%           13.62%         (4.34%)         14.15%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           .47%         .65%              .78%           .90%            .93%
    Ratio of net investment income to average net assets    6.62%        6.30%            5.71%           5.72%            5.22%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................           .48%          .28%            .15%            .02%               -
    Portfolio Turnover Rate......................          10.29%        36.54%          26.69%          37.39%           92.42%
    Net Assets, end of year (000's Omitted)......         $218,703      $224,555        $245,435        $191,939        $185,187
    *Exclusive of sales load.






See notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                 CLASS B SHARES                       CLASS C SHARES
                                                               ___________________________________________________    ______________
                                                                                                                         YEAR ENDED
                                                                                 YEAR ENDED JANUARY 31,                JANUARY 31,
                                                               ___________________________________________________    ______________

PER SHARE DATA:                                                1993(1)       1994           1995             1996           1996(2)
                                                               ____          ____           ____             ____           ________
    Net asset value, beginning of year...........              $12.69       $12.81        $13.64           $12.25           $12.98
                                                               ______       ______         ______          ______           ______
    INVESTMENT OPERATIONS:
    Investment income-net........................                .03         .69            .65              .60              .37
    Net realized and unrealized gain (loss) on investments       .12         .93           (.79)            1.02              .29
                                                               ______       ______         ______          ______           ______
      TOTAL FROM INVESTMENT OPERATIONS...........                .15        1.62           (.14)            1.62              .66
                                                               ______       ______         ______          ______           ______
    DISTRIBUTIONS:
    Dividends from investment income-net.........              (.03)        (.69)           (.65)           (.60)           (.37)
    Dividends from net realized gain on investments              .-         (.10)           (.60)           (.29)           (.29)
                                                               ______       ______         ______          ______           ______
      TOTAL DISTRIBUTIONS........................              (.03)        (.79)          (1.25)           (.89)           (.66)
                                                               ______       ______         ______          ______           ______
    Net asset value, end of year.................              $12.81       $13.64        $12.25           $12.98           $12.98
                                                               ======       ======         ======          ======           ======
TOTAL INVESTMENT RETURN (3)......................             25.98%(4)     12.91%        (4.77%)           13.55%          7.90%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......              1.07%(4)      1.31%         1.42%             1.45%          4.42%(4)
    Ratio of net investment income to average
      net assets.................................              4.92%(4)      4.90%         5.17%             4.69%          4.31%(4)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................               .13%(4)       .13%          .02%               -                -
    Portfolio Turnover Rate......................              36.54%       26.69%        37.39%            92.42%          92.42%
    Net Assets, end of year (000's Omitted)......               $325       $16,906         $18,981         $21,530              $1
    (1)  From January 15, 1993 (commencement of initial offering) to January 31, 1993.
    (2)  From June 2, 1995 (commencement of initial offering) to January 31, 1996.
    (3)  Exclusive of sales load.
    (4)  Annualized.




See notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier California Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank. N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended January 31, 1996.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11,891 for the period from December 1, 1995 through January 31, 1996.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $11,623 during the year ended January 31, 1996 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. For the period ended January 31, 1996, $102,032 was charged to the Fund for the Class B shares and $5 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1 % of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended January 31, 1996, $472,817, $51,016 and $2 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended January 31, 1996 amounted to $188,136,590 and $215,416,205, respectively.
    At January 31, 1996, accumulated net unrealized appreciation on investments was $10,078,860, consisting of $11,535,635 gross unrealized appreciation and $1,456,775 gross unrealized depreciation.
    At January 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER CALIFORNIA MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER CALIFORNIA MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier California Municipal Bond Fund at January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]

New York, New York
March 5, 1996


PREMIER CALIFORNIA MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended January 31, 1996.
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal, and for individuals who are California residents, California personal income taxes), and
    -the Fund hereby designates $.0510 per share as a long-term capital gain distribution paid on September 29, 1995. The Fund also designates $.0546 per share as a long-term capital gain distribution of the $.2421 per share paid on December 6, 1995.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.


[Dreyfus lion "d" logo]
PREMIER CALIFORNIA
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                   023/613/663AR9601
[Dreyfus logo]
Annual Report
Premier California
Municipal Bond Fund
January 31, 1996